Exhibit 10.1

Execution Version

AMENDMENT NUMBER NINE TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER NINE TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 31, 2025, and is entered into by and among AMERICAN VANGUARD CORPORATION, a Delaware corporation (“Holdco”), AMVAC CHEMICAL CORPORATION, a California corporation (the “Borrower Agent”), AMVAC NETHERLANDS B.V., a besloten vennootschap met beperkte aansprakelijkheid, organized under the law of the Netherlands (“AMVAC B.V.”, and together with the Borrower Agent, each a “Borrower” and, collectively, “Borrowers”), the direct and indirect subsidiaries of Holdco party to this Amendment as guarantors (collectively, the “Guarantors”), the financial institutions party to this Amendment as lenders (collectively, “Lenders”), BMO BANK, N.A., as successor in interest to BANK OF THE WEST (“BMO”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”).

RECITALS

WHEREAS, Holdco, Borrowers, Lenders, and Agent are parties to that certain Third Amended and Restated Loan and Security Agreement, dated as of August 5, 2021 (as amended, modified, or restated from time to time, the “Loan Agreement”).

WHEREAS, Agent and the Required Lenders have agreed to amend the Loan Agreement pursuant to the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENT. The Loan Agreement is amended in the following respects:

2.1 Extension of Due Date for Audited FYE Financial Statements. Section 10.1.2(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a) within one hundred twenty (120) days after the end of the fiscal year ended December 31, 2024, and within ninety (90) after the end of each fiscal year thereafter, a consolidated balance sheet of Holdco and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and in the case of such consolidated statements, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized

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standing acceptable to Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than a qualification or exception for the Fiscal Year ending within twelve (12) months immediately preceding the scheduled maturity of the Loans solely as a result of such scheduled maturity);

3. REPRESENTATIONS AND WARRANTIES. Holdco and each of the Borrowers hereby affirm to Agent and the Lenders:

3.1 All of Holdco and Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

3.2 No event has occurred and is continuing or would result from the consummation of the transactions contemplated hereby that would constitute a Default or an Event of Default.

4. LIMITED EFFECT. Except for the specific amendments contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.

5. RELEASE BY HOLDCO, BORROWERS AND GUARANTOR. Holdco, Borrowers and Guarantors (collectively, the “Obligors”), for themselves, and for their respective agents, servants, officers, directors, shareholders, members, employees, heirs, executors, administrators, agents, successors and assigns forever release and discharge Agent and Lenders and their agents, servants, employees, accountants, attorneys, shareholders, subsidiaries, officers, directors, heirs, executors, administrators, successors and assigns from any and all claims, demands, liabilities, accounts, obligations, costs, expenses, liens, actions, causes of action, rights to indemnity (legal or equitable), rights to subrogation, rights to contribution and remedies of any nature whatsoever, known or unknown, which Obligors have, now have, or have acquired, individually or jointly, at any time prior to the date of the execution of this Amendment, including specifically, but not exclusively, and without limiting the generality of the foregoing, any and all of the claims, damages, demands and causes of action, known or unknown, suspected or unsuspected by Obligors which:

5.1 Arise out of the Loan Documents;

5.2 Arise by reason of any matter or thing alleged or referred to in, directly or indirectly, or in any way connected with, the Loan Documents; or

5.3 Arise out of or in any way are connected with any loss, damage, or injury, whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Agent or any Lender or any party acting on behalf of Agent or any Lender committed or omitted prior to the date of this Amendment.

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6. GOVERNING LAW. This Amendment shall be governed by the laws of the State of New York.

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

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IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

HOLDCO AND GUARANTOR:

AMERICAN VANGUARD CORPORATION, a Delaware corporation

By:	/s/ David T. Johnson
Name:	David T. Johnson
Title:	V.P., CFO & Treasurer

BORROWERS:

AMVAC CHEMICAL CORPORATION, a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	Director

AMVAC NETHERLANDS B.V.
a besloten vennootschap met beperkte aansprakelijkheid, organized under the laws of the Netherlands

By:	/s/ Peter Eilers
Name:	Peter Eilers
Title:	Managing Director

GUARANTORS:

GEMCHEM, INC.,
a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	Vice President, General Counsel and Secretary

2110 DAVIE CORPORATION, a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	Vice President, CAO, General Counsel and Secretary

Amendment Number Nine to Third Amended and Restated Loan and Security Agreement

AGRINOS, INC., a Delaware corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CIO, General Counsel and Secretary

ENVANCE TECHNOLOGIES, LLC, a Delaware limited liability company

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CAO, General Counsel and Secretary

OHP, INC., a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CIO, General Counsel and Secretary

TYRATECH, INC., a Delaware corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CIO, General Counsel and Secretary

Amendment Number Nine to Third Amended and Restated Loan and Security Agreement

AGENT AND LENDERS:

BMO BANK, N.A., as successor in interest to BANK OF THE WEST, as Agent (with the consent of the Required Lenders) and as a Revolver Loan Lender and Issuing Bank

By:	/s/ Arthur Martinez
Name:	Arthur Martinez
Title:	Vice President

Amendment Number Nine to Third Amended and Restated Loan and Security Agreement

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Lender

By:	/s/ Eric Born
Name:	Eric Born
Title:	Vice President Capital Markets

Amendment Number Nine to Third Amended and Restated Loan and Security Agreement

COMPEER FINANCIAL, PCA, as a Lender

By:	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Director, Capital Markets

Amendment Number Nine to Third Amended and Restated Loan and Security Agreement

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:	/s/ Arthu Martinez
Name:	Arthu Martinez
Title:	Vice President

Amendment Number Nine to Third Amended and Restated Loan and Security Agreement

COBANK, ACB, as a Lender

By:	/s/ Conrado Lima
Name:	Conrado Lima
Title:	VP - Corporate Banking

Amendment Number Nine to Third Amended and Restated Loan and Security Agreement

UMQUA BANK, as a Lender

By:	/s/ Gary Gruman
Name:	Gary Gruman
Title:	SVP

Amendment Number Nine to Third Amended and Restated Loan and Security Agreement

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Lender

By:	/s/ Jeremy Reineke
Name:	Jeremy Reineke
Title:	VP & Managing Director Capital Markets

Amendment Number Nine to Third Amended and Restated Loan and Security Agreement